EXHIBIT 99.3

CHRONIMED INC.

INCOME STATEMENTS
 (IN THOUSANDS EXCEPT PER SHARE INFORMATION)

---------------------------------------------------------------------------------------------------

                                                    Three months ended         Nine months ended
                                                  -----------------------   -----------------------
                                                   March 31,     April 2,    March 31,    April 2,
                                                    2000          1999         2000         1999
---------------------------------------------------------------------------------------------------
                                                         (Unaudited)              (Unaudited)
Revenues                                           $ 57,596     $ 44,045     $166,820     $120,436
Cost of revenues                                     47,463       36,699      136,452       97,410
                                                   --------     --------     --------     --------
   Gross profit                                      10,133        7,346       30,368       23,026

Operating expenses
   Selling and marketing                              1,127        1,091        3,380        3,607
   General and administrative                         7,604        6,640       24,174       18,200
   Other expense                                      5,500           --        5,500           --
                                                   --------     --------     --------     --------
     Total operating expenses                        14,231        7,731       33,054       21,807
Income (loss) from operations                        (4,098)        (385)      (2,686)       1,219
   Interest (expense) income                            (43)          28         (125)         402
   Other income                                          --           --           --          503
                                                   --------     --------     --------     --------
Income before taxes                                  (4,141)        (357)      (2,811)       2,124
   Income tax (benefit) expense                      (1,615)        (139)      (1,096)         828
                                                   --------     --------     --------     --------
Income (loss) from continuing operation              (2,526)        (218)      (1,715)       1,296
Income from discontinued operations, net of tax         635          684        1,718        3,119
                                                   --------     --------     --------     --------
Net income (loss)                                  $ (1,891)    $    466     $      3     $  4,415
                                                   ========     ========     ========     ========

Basic earnings (loss) per share:
   Income (loss) from continuing operations        $  (0.21)    $  (0.02)    $  (0.14)    $   0.11
   Income from discontinued operations                 0.05         0.06         0.14         0.25
   Net income (loss) per share                        (0.16)        0.04         0.00         0.36

Diluted earnings (loss) per share:
   Income (loss) from continuing operations           (0.21)       (0.02)       (0.14)        0.11
   Income from discontinued operations                 0.05         0.06         0.14         0.25
   Net income (loss) per share                        (0.16)        0.04         0.00         0.36

Average shares outstanding--Basic                    12,133       12,109       12,106       12,108
Average shares outstanding--Diluted                  12,133       12,109       12,106       12,263

[WIDE TABLE CONTINUED FROM ABOVE]

------------------------------------------------------------------------------------------------------------

                                                                          Year ended
                                                   ---------------------------------------------------------
                                                    July 2,    July 3,      June 27,   June 28,     June 30,
                                                     1999        1998         1997       1996         1995
------------------------------------------------------------------------------------------------------------
                                                                                           (Unaudited)
Revenues                                           $168,624    $115,614    $ 88,207    $ 61,536     $ 48,574
Cost of revenues                                    137,445      92,087      69,130      48,436       37,512
                                                   --------    --------    --------    --------     --------
   Gross profit                                      31,179      23,527      19,077      13,100       11,062

Operating expenses
   Selling and marketing                              4,558       4,075       3,768       4,549        3,802
   General and administrative                        26,448      18,406      14,616       9,065        7,886
   Other expense                                         --          --          --          --           --
                                                   --------    --------    --------    --------     --------
     Total operating expenses                        31,006      22,481      18,384      13,614       11,688
Income (loss) from operations                           173       1,046         693        (514)        (626)
   Interest (expense) income                            419       1,453         798       1,327        1,024
   Other income                                         503          --       1,700          --           --
                                                   --------    --------    --------    --------     --------
Income before taxes                                   1,095       2,499       3,191         813          398
   Income tax (benefit) expense                         427       1,019       1,169          (4)        (163)
                                                   --------    --------    --------    --------     --------
Income (loss) from continuing operation                 668       1,480       2,022         817          561
Income from discontinued operations, net of tax       3,459       5,671       5,022       4,642        1,042
                                                   --------    --------    --------    --------     --------
Net income (loss)                                  $  4,127    $  7,151    $  7,044    $  5,459     $  1,603
                                                   ========    ========    ========    ========     ========

Basic earnings (loss) per share:
   Income (loss) from continuing operations        $   0.06    $   0.12    $   0.17    $   0.07     $   0.05
   Income from discontinued operations                 0.28        0.48        0.42        0.38         0.09
   Net income (loss) per share                         0.34        0.60        0.59        0.45         0.14

Diluted earnings (loss) per share:
   Income (loss) from continuing operations            0.05        0.12        0.16        0.06         0.04
   Income from discontinued operations                 0.29        0.47        0.40        0.36         0.08
   Net income (loss) per share                         0.34        0.59        0.56        0.42         0.13

Average shares outstanding--Basic                    12,096      11,955      12,019      12,221       11,685
Average shares outstanding--Diluted                  12,256      12,221      12,659      13,137       12,612

NOTE: See footnotes on quarterly income statements for explanation of nonrecurring items.

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